UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): November 29, 2006
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 29, 2006, the board of directors of Finisar Corporation (the “Company”) approved a medical leave of absence for Stephen K. Workman, the Company’s Senior Vice President, Finance and Chief Financial Officer, effective November 27, 2006, and appointed John Drury as acting Chief Financial Officer in addition to his duties as the Company’s Vice President and Corporate Controller. Mr. Drury’s interim appointment will end upon Mr. Workman’s return to the Company. A copy of a press release reporting this matter is attached hereto as Exhibit 99.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          (d)      Exhibits

Exhibit No.	Description
99.1	Press release issued by Finisar Corporation dated November 29, 2006.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 29, 2006

Finisar Corporation
By:	/s/ John Drury
John Drury
Vice President, Corporate Controller and Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Finisar Corporation dated November 29, 2006.